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COCA-COLA ENTERPRISES, INC. REPORTS THIRD-QUARTER 2014 RESULTS AND FULL-YEAR EARNINGS OUTLOOK

•	Third-quarter earnings per diluted share totaled 96 cents on a reported basis, or 92 cents on a comparable basis, including a currency benefit of approximately 3 cents.

•	Net sales totaled $2.1 billion, down 1½ percent on a reported basis, or down 3½ percent on a currency-neutral basis; volume declined 4 percent.

•
Operating income totaled $345 million on a reported basis, or $338 million on a comparable basis. Operating income grew 10 percent on a reported basis, 5½ percent on a comparable basis, or 2½ percent on a currency-neutral basis.

•
For 2014, CCE expects comparable and currency-neutral earnings per diluted share growth of approximately 10 percent. Currency translation would be a benefit of approximately 3 percent based on recent rates.

ATLANTA, October 23, 2014 - Coca-Cola Enterprises, Inc. (NYSE/Euronext Paris: CCE) today reported third-quarter operating income of $345 million on a reported basis, or $338 million on a comparable basis. In the quarter, reported earnings per diluted share totaled 96 cents, or 92 cents on a comparable basis. Currency translation had a positive impact of approximately 3 cents on comparable earnings per diluted share compared to the same quarter a year ago. Items affecting comparability are detailed on pages 10 through 13 of this release.

Net sales totaled $2.1 billion in the quarter, down 1½ percent on a reported basis versus the same quarter a year ago, or down 3½ percent on a currency-neutral basis.
“We continue to face operating challenges, including sustained macroeconomic softness, a difficult retail environment, and poor weather early in the quarter,” said John F. Brock, chairman and chief executive officer.
“We expect most of these operating conditions will persist, and as we have done in the past, we will manage each element of our business to position our company to achieve our primary objective - delivering shareowner value,” Mr. Brock said. “At every level of our company, we are committed to the operating excellence necessary to reach this goal.”
Operating Review
Third-quarter volume declined 4 percent, reflecting the impact of weather, particularly in France, prior-year hurdles, ongoing macroeconomic trends, and marketplace pressures. Both sparkling and still brands declined 4 percent. Coca-Cola trademark brands declined 3½ percent. Energy grew 5½ percent. Volume in Great Britain declined 2½ percent, and volume in continental Europe (including Norway and Sweden) declined 5 percent.
Net pricing per case in the third quarter was flat, while cost of sales per case declined 1 percent. Operating expenses declined 3 percent. These figures are comparable and currency-neutral.
“Continuing to provide world-class service to our customers, solid support for our industry-leading brand portfolio, and the highest levels of execution is essential,” said Hubert Patricot, executive vice president and president, European Group. “With new brand and product initiatives such as Coca-Cola Life and smartwater, impactful promotions, and a range of package innovations, we remain confident in our ability to execute and deliver value to customers and consumers.”
Full-Year 2014 Outlook
For 2014, CCE expects comparable and currency-neutral earnings per diluted share growth of approximately 10 percent. Based on recent rates, currency translation would benefit full-year 2014 earnings per diluted share by approximately 3 percent.
Net sales for 2014 are now expected to be essentially flat and operating income is now expected to grow in a low single-digit range, both on a comparable and currency-neutral basis. This guidance is driven by the impact of ongoing challenging macroeconomic, customer, and consumer conditions.
The company continues to expect 2014 free cash flow of approximately $650 million. Capital expenditures are now expected to be approximately $325 million. Weighted-average cost of debt is expected to be approximately 3 percent, and the comparable effective tax rate for 2014 is expected to be approximately 27 percent.
Through the third quarter of 2014, the company has repurchased approximately $800 million of its shares, reaching the previously disclosed full-year target. Share repurchase plans may be adjusted depending on economic, operating, or other factors, including acquisition opportunities.
“While our revised operating outlook is below our original expectations for the year, we remain focused on seeking ways to improve growth, generate cash from operations, optimize our balance sheet, and importantly, use cash to create shareowner value,” said Nik Jhangiani, senior vice president and chief financial officer.

Conference Call
CCE will host a conference call with investors and analysts today at 10 a.m. EDT. The call can be accessed through the company’s website at www.cokecce.com.
ABOUT CCE
    Coca-Cola Enterprises, Inc. (CCE) is the leading Western European marketer, producer, and distributor of non-alcoholic ready-to-drink beverages and one of the world’s largest independent Coca-Cola bottlers. CCE is the sole licensed bottler for products of The Coca-Cola Company in Belgium, continental France, Great Britain, Luxembourg, Monaco, the Netherlands, Norway, and Sweden. We operate with a local focus and have 17 manufacturing sites across Europe, where we manufacture nearly 90 percent of our products in the markets in which they are consumed. Corporate responsibility and sustainability is core to our business, and we have been recognized by leading organizations in North America and Europe for our progress in water use reduction, carbon footprint reduction, and recycling initiatives. For more information about our company, please visit our website at www.cokecce.com and follow us on twitter at @cokecce.
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Forward-Looking Statements

Included in this news release are forward-looking management comments and other statements that reflect management’s current outlook for future periods. As always, these expectations are based on currently available competitive, financial, and economic data along with our current operating plans and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements. The forward-looking statements in this news release should be read in conjunction with the risks and uncertainties discussed in our filings with the Securities and Exchange Commission (“SEC”), including our most recent Form 10-K and other SEC filings.

COCA-COLA ENTERPRISES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited; in millions, except per share data)

	Third Quarter		First Nine Months
	2014	2013	2014	2013
Net sales	$2,136	$2,174	$6,339	$6,180
Cost of sales	1,328	1,387	4,035	4,006
Gross profit	808	787	2,304	2,174
Selling, delivery, and administrative expenses	463	473	1,480	1,477
Operating income	345	314	824	697
Interest expense, net	31	26	89	75
Other nonoperating income (expense)	—	1	—	(3)
Income before income taxes	314	289	735	619
Income tax expense	76	—	184	87
Net income	$238	$289	$551	$532
Basic earnings per share	$0.97	$1.09	$2.21	$1.96
Diluted earnings per share	$0.96	$1.07	$2.17	$1.92
Dividends declared per share	$0.25	$0.20	$0.75	$0.60
Basic weighted average shares outstanding	244	264	249	271
Diluted weighted average shares outstanding	248	269	254	277

COCA-COLA ENTERPRISES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(Unaudited; in millions)

	Third Quarter		First Nine Months
	2014	2013	2014	2013
Net income	$238	$289	$551	$532
Components of other comprehensive income:
Currency translations
Pretax activity, net	(279)	204	(255)	14
Tax effect	—	—	—	—
Currency translations, net of tax	(279)	204	(255)	14
Net investment hedges
Pretax activity, net	153	(52)	169	(34)
Tax effect	(54)	18	(59)	12
Net investment hedges, net of tax	99	(34)	110	(22)
Cash flow hedges
Pretax activity, net	(9)	(10)	(15)	18
Tax effect	2	3	3	(5)
Cash flow hedges, net of tax	(7)	(7)	(12)	13
Pension plan adjustments
Pretax activity, net	7	8	20	20
Tax effect	(1)	(2)	(4)	(4)
Pension plan adjustments, net of tax	6	6	16	16
Other comprehensive (loss) income, net of tax	(181)	169	(141)	21
Comprehensive income	$57	$458	$410	$553

COCA-COLA ENTERPRISES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited; in millions)

	September 26, 2014	December 31, 2013
ASSETS
Current:
Cash and cash equivalents	$218	$343
Trade accounts receivable	1,800	1,515
Amounts receivable from The Coca-Cola Company	95	89
Inventories	410	452
Other current assets	305	169
Total current assets	2,828	2,568
Property, plant, and equipment, net	2,167	2,353
Franchise license intangible assets, net	3,824	4,004
Goodwill	115	124
Other noncurrent assets	352	476
Total assets	$9,286	$9,525
LIABILITIES
Current:
Accounts payable and accrued expenses	$1,994	$1,939
Amounts payable to The Coca-Cola Company	124	145
Current portion of debt	729	111
Total current liabilities	2,847	2,195
Debt, less current portion	3,419	3,726
Other noncurrent liabilities	183	221
Noncurrent deferred income tax liabilities	1,107	1,103
Total liabilities	7,556	7,245
SHAREOWNERS’ EQUITY
Common stock	4	3
Additional paid-in capital	3,940	3,899
Reinvested earnings	1,940	1,577
Accumulated other comprehensive loss	(472)	(331)
Common stock in treasury, at cost	(3,682)	(2,868)
Total shareowners’ equity	1,730	2,280
Total liabilities and shareowners’ equity	$9,286	$9,525

COCA-COLA ENTERPRISES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited; in millions)

	First Nine Months
	2014	2013
Cash Flows from Operating Activities:
Net income	$551	$532
Adjustments to reconcile net income to net cash derived from operating activities:
Depreciation and amortization	231	231
Share-based compensation expense	21	24
Deferred income tax expense (benefit)	60	(66)
Pension expense less than contributions	(5)	(3)
Net changes in assets and liabilities	(267)	(121)
Net cash derived from operating activities	591	597
Cash Flows from Investing Activities:
Capital asset investments	(239)	(220)
Capital asset disposals	27	—
Settlement of net investment hedges	21	—
Net cash used in investing activities	(191)	(220)
Cash Flows from Financing Activities:
Net change in commercial paper	242	182
Issuances of debt	347	459
Payments on debt	(111)	(220)
Shares repurchased under share repurchase programs	(800)	(888)
Dividend payments on common stock	(185)	(161)
Other financing activities, net	(1)	8
Net cash used in financing activities	(508)	(620)
Net effect of currency exchange rate changes on cash and cash equivalents	(17)	10
Net Change in Cash and Cash Equivalents	(125)	(233)
Cash and Cash Equivalents at Beginning of Period	343	721
Cash and Cash Equivalents at End of Period	$218	$488

COCA-COLA ENTERPRISES, INC.
RECONCILIATION OF GAAP TO NON-GAAP (a)
(Unaudited; in millions, except per share data which is calculated prior to rounding)

	Third-Quarter 2014
	Cost of Sales	Selling, Delivery, and Administrative Expenses	Operating Income	Income Tax Expense	Net Income	Diluted Earnings Per Share
Reported (GAAP) (b)	$1,328	463	345	76	$238	$0.96
Items Impacting Comparability:
Mark-to-Market Effects (c)	8	—	(8)	(2)	(6)	(0.02)
Restructuring Charges (d)	—	(1)	1	—	1	—
Net Tax Items (e)	—	—	—	6	(6)	(0.02)
Comparable (non-GAAP)	$1,336	462	338	80	$227	$0.92
		Diluted Weighted Average Shares Outstanding				248

	Third-Quarter 2013
	Cost of Sales	Selling, Delivery, and Administrative Expenses	Operating Income	Income Tax Expense	Net Income	Diluted Earnings Per Share
Reported (GAAP) (b)	$1,387	473	314	—	$289	$1.07
Items Impacting Comparability:
Mark-to-Market Effects (c)	1	—	(1)	—	(1)	—
Restructuring Charges (d)	—	(7)	7	3	4	0.01
Net Tax Items (e)	—	—	—	71	(71)	(0.26)
Comparable (non-GAAP)	$1,388	466	320	74	$221	$0.82
		Diluted Weighted Average Shares Outstanding				269

(a) These non-GAAP measures are provided to allow investors to more clearly evaluate our operating performance and business trends. Management uses this information to review results excluding items that are not necessarily indicative of ongoing results. The adjusting items are based on established defined terms and thresholds and represent all material items management considered for year-over-year comparability.

(b) As reflected in CCE's U.S. GAAP Condensed Consolidated Financial Statements.
(c) Amounts represent the net out of period mark-to-market impact of non-designated commodity hedges.
(d) Amounts represent non-recurring restructuring charges.
(e) Amounts represent the tax impact of both changes in underlying rates and cumulative nonrecurring items on the quarter.

COCA-COLA ENTERPRISES, INC.
RECONCILIATION OF GAAP TO NON-GAAP (a)
(Unaudited; in millions, except per share data which is calculated prior to rounding)

	First Nine Months 2014
	Cost of Sales	Selling, Delivery, and Administrative Expenses	Operating Income	Income Tax Expense	Net Income	Diluted Earnings Per Share
Reported (GAAP) (b)	$4,035	1,480	824	184	$551	$2.17
Items Impacting Comparability:
Mark-to-Market Effects (c)	14	—	(14)	(4)	(10)	(0.04)
Restructuring Charges (d)	—	(63)	63	21	42	0.16
Net Tax Items	—	—	—	6	(6)	(0.02)
Comparable (non-GAAP)	$4,049	1,417	873	207	$577	$2.27
		Diluted Weighted Average Shares Outstanding				254

	First Nine Months 2013
	Cost of Sales	Selling, Delivery, and Administrative Expenses	Operating Income	Income Tax Expense	Net Income	Diluted Earnings Per Share
Reported (GAAP) (b)	$4,006	1,477	697	87	$532	$1.92
Items Impacting Comparability:
Mark-to-Market Effects (c)	(8)	—	8	2	6	0.02
Restructuring Charges (d)	(4)	(105)	109	31	78	0.29
Net Tax Items (e)	—	—	—	71	(71)	(0.26)
Comparable (non-GAAP)	$3,994	1,372	814	191	$545	$1.97
		Diluted Weighted Average Shares Outstanding				277

(a) These non-GAAP measures are provided to allow investors to more clearly evaluate our operating performance and business trends. Management uses this information to review results excluding items that are not necessarily indicative of ongoing results. The adjusting items are based on established defined terms and thresholds and represent all material items management considered for year-over-year comparability.

(b) As reflected in CCE's U.S. GAAP Condensed Consolidated Financial Statements.
(c) Amounts represent the net out of period mark-to-market impact of non-designated commodity hedges.
(d) Amounts represent non-recurring restructuring charges.
(e) Amounts represent the tax impact of both changes in underlying rates and cumulative nonrecurring items on the quarter.

COCA-COLA ENTERPRISES, INC.
RECONCILIATION OF GAAP TO NON-GAAP SEGMENT INCOME (a)
(Unaudited; in millions)

	Third-Quarter 2014
	Europe	Corporate	Operating Income
Reported (GAAP) (b)	$366	$(21)	$345
Items Impacting Comparability:
Mark-to-Market Effects (c)	—	(8)	(8)
Restructuring Charges (d)	1	—	1
Comparable (non-GAAP)	$367	$(29)	$338

	Third-Quarter 2013
	Europe	Corporate	Operating Income
Reported (GAAP) (b)	$350	$(36)	$314
Items Impacting Comparability:
Mark-to-Market Effects (c)	—	(1)	(1)
Restructuring Charges (d)	7	—	7
Comparable (non-GAAP)	$357	$(37)	$320

	First Nine Months 2014
	Europe	Corporate	Operating Income
Reported (GAAP) (b)	$911	$(87)	$824
Items Impacting Comparability:
Mark-to-Market Effects (c)	—	(14)	(14)
Restructuring Charges (d)	63	—	63
Comparable (non-GAAP)	$974	$(101)	$873

	First Nine Months 2013
	Europe	Corporate	Operating Income
Reported (GAAP) (b)	$804	$(107)	$697
Items Impacting Comparability:
Mark-to-Market Effects (c)	—	8	8
Restructuring Charges (d)	109	—	109
Comparable (non-GAAP)	$913	$(99)	$814

(a) These non-GAAP measures are provided to allow investors to more clearly evaluate our operating performance and business trends. Management uses this information to review results excluding items that are not necessarily indicative of ongoing results. The adjusting items are based on established defined terms and thresholds and represent all material items management considered for year-over-year comparability.

(b) As reflected in CCE's U.S. GAAP Condensed Consolidated Financial Statements.
(c) Amounts represent the net out of period mark-to-market impact of non-designated commodity hedges.
(d) Amounts represent non-recurring restructuring charges.

COCA-COLA ENTERPRISES, INC.
RECONCILIATION OF NON-GAAP MEASURES
(Unaudited; in millions, except percentages)

	Third-Quarter 2014 Change Versus Third-Quarter 2013	First Nine Months 2014 Change Versus First Nine Months 2013
Net Sales Per Case
Change in Net Sales per Case	2.5%	3.5%
Impact of Excluding Post Mix, Non-Trade, and Other	(0.5)%	0.5%
Bottle and Can Net Pricing Per Case	2.0%	4.0%
Impact of Currency Exchange Rate Changes	(2.0)%	(4.0)%
Currency-Neutral Bottle and Can
Net Pricing Per Case (a)	—%	—%

Cost of Sales Per Case
Change in Cost of Sales per Case	(0.5)%	2.0%
Impact of Excluding Post Mix, Non-Trade, and Other	1.0%	1.0%
Bottle and Can Cost of Sales Per Case	0.5%	3.0%
Impact of Currency Exchange Rate Changes	(1.5)%	(3.5)%
Currency-Neutral Bottle and Can
Cost of Sales Per Case (a)	(1.0)%	(0.5)%

Physical Case Bottle and Can Volume
Change in Volume	(4.0)%	(1.0)%
Impact of Selling Day Shift	—%	0.5%
Comparable Bottle and Can Volume (b)	(4.0)%	(0.5)%

	First Nine Months
Reconciliation of Free Cash Flow (c)	2014	2013
Net Cash Derived From Operating Activities	$591	$597
Less: Capital Asset Investments	(239)	(220)
Add: Capital Asset Disposals	27	—
Free Cash Flow	$379	$377

	September 26,	December 31,
Reconciliation of Net Debt (d)	2014	2013
Current Portion of Debt	$729	$111
Debt, Less Current Portion	3,419	3,726
Less: Cash and Cash Equivalents	(218)	(343)
Net Debt	$3,930	$3,494

(a) The non-GAAP financial measures "Currency-Neutral Bottle and Can Net Pricing Per Case" and "Currency-Neutral Bottle and Can Cost of Sales per Case" are used to more clearly evaluate bottle and can pricing and cost trends in the marketplace. These measures exclude items not directly related to bottle and can pricing or cost and currency exchange rate changes.

(b) The non-GAAP measure "Comparable Bottle and Can Volume" is used to analyze the performance of our business on a constant period basis. There were the same number of selling days in the third quarter of 2014 versus the third quarter of 2013. There was one less selling day in the first nine months of 2014 versus the first nine months of 2013.

(c) The non-GAAP measure "Free Cash Flow" is provided to focus management and investors on the cash available for debt reduction, dividend distributions, share repurchase, and acquisition opportunities.

(d) The non-GAAP measure "Net Debt" is used to more clearly evaluate our capital structure and leverage.